EXHIBIT 10

EXECUTION COPY

FIRST AMENDMENT

     FIRST AMENDMENT, dated as of October 14, 2003 (this “Amendment”), to the Credit Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HCA INC. (formerly known as HCA — The Healthcare Company), a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time parties hereto (the “Banks”), BANK OF AMERICA, N.A., as Documentation Agent and Co-Arranger, CITICORP USA, INC., DEUTSCHE BANK AG NEW YORK BRANCH and SUNTRUST BANK, as Syndication Agents and Co-Arrangers, THE INDUSTRIAL BANK OF JAPAN, LIMITED, as Co-Arranger, FLEET NATIONAL BANK and THE BANK OF NOVA SCOTIA, as Senior Managing Agents, THE BANK OF NEW YORK and WACHOVIA BANK, N.A., as Managing Agents, TORONTO DOMINION BANK and SUMITOMO BANK, as Co-Agents, AMSOUTH BANK, CREDIT SUISSE FIRST BOSTON, MERRILL LYNCH, THE NORTHERN TRUST COMPANY and KEY BANK, as Lead Managers, JP MORGAN SECURITIES INC., as Sole Advisor, Lead Arranger and Bookrunner, and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement with respect to ERISA-related matters; and

     WHEREAS, the Required Banks have agreed to such amendments and have authorized the Administrative Agent to execute this Amendment in accordance with the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.     Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2.     Amendment to Section 4.12. Section 4.12 of the Credit Agreement is hereby amended by deleting in its entirety the last sentence of the section and inserting in lieu thereof the following:

The aggregate vested liabilities (using Plan funding assumptions) under the Plans that are subject to Title IV of ERISA and that are not Multiemployer Plans do not exceed the aggregate value of such Plans’ assets by more than $50,000,000.

     3.     Amendment to Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by deleting in its entirety the second sentence of the section and inserting in lieu thereof the following:

At no time shall the aggregate actual liabilities of the Company under Sections 4062, 4063, 4064 and other provisions of ERISA with respect to all Plans (and all other pension plans to which the Company, any Subsidiary, or any Control Group Person made contributions prior to such time) exceed, on an aggregate basis, $50,000,000.

     4.     Effectiveness. This Amendment shall become effective as of the Effective Date when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent and the Required Banks.

     5.     Representations and Warranties. The Borrower hereby represents and warrants on the date hereof that (i) all of the Borrower’s representations and warranties contained in the Credit Agreement (as qualified by the disclosures in (i) the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2000, (ii) the Company’s Reports on Form 8- K dated January 31, 2001, February 20, 2001 and April 24, 2001, respectively, in the case of each of the items referred to in clauses (i) and (ii), as filed with the Securities and Exchange Commission and previously distributed to the Agent and made available to each Bank and (iii) Schedule V of the Credit Agreement) are true and correct in all material respects as of the date hereof (except for representations and warranties made as of a specified date, which shall be true and correct as of such date) and (ii) no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist before and after giving effect to this Amendment.

     6.     Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver of or consent to any further or future action on the part of the Borrower that would require a waiver or consent by the Administrative Agent and/or the Banks. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

     7.     Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

     8.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9.     Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation,

negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

HCA INC.

By:	/s/ David G. Anderson Name: David G. Anderson Title: Senior Vice President - Finance and Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Bank

By:	/s/ James S. Ely III Name: Title:

SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:	/s/ Kevin R. Wagley Name: Kevin R. Wagley Title: Principal

SIGNATURE PAGE

CITICORP USA, INC.

By:	/s/ Allen Fisher Name: ALLEN FISHER Title: VICE PRESIDENT

SIGNATURE PAGE

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Gregory Shefrin Name: GREGORY SHEFRIN Title: DIRECTOR

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Susan Lefevre Name: SUSAN LEFEVRE Title: DIRECTOR

SIGNATURE PAGE

SUNTRUST BANK

By:	/s/ Mark D. Mattson Name: MARK D. MATTSON Title: DIRECTOR

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA

BY:	/s/ M.D. Smith Name: M.D. Smith Title: Agent Operations

SIGNATURE PAGE

MIZUHO CORPORATE BANK, LTD. (formerly known as The Industrial Bank of Japan, Limited)

By:	/s/ Greg Botshon Name: Greg Botshon Title: Vice President

SIGNATURE PAGE

FLEET NATIONAL BANK

By:	/s/ Maryann S. Smith Name: MARYANN S. SMITH Title: Director

SIGNATURE PAGE

WACHOVIA BANK, National Association

By:	/s/ Jeenette A. Griffin Name: JEENETTE A. GRIFFIN Title: DIRECTOR

SIGNATURE PAGE

TORONTO DOMINION (TEXAS), INC.

By:	/s/ Rachel Suiter Name: RACHEL SUITER Title: VICE PRESIDENT

SIGNATURE PAGE

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH

By:	/s/ Karl Studer Name: Karl Studer Title: Director

By:	/s/ Christopher Lally Name: Christopher Lally Title: Vice President

SIGNATURE PAGE

KEYBANK NATIONAL ASSOCIATION

By:	/s/ James A. Taylor Name: JAMES A. TAYLOR Title: VICE PRESIDENT

SIGNATURE PAGE

FIRST AMENDMENT for HCA, Inc., dated as of October 10, 2003 to the Credit Agreement, dated as of April 30, 2001.

Monument Capital Ltd., as Assignee By: Alliance Capital Management LP., as Investment Manager By: Alliance Capital Management Corporation, as General Partner

By:	/s/ Teresa Mccarthy Name: TERESA MCCARTHY Title: VICE PRESIDENT

New Alliance Global CDO, Limited By: Alliance Capital Management L.P., as Sub-advisor By: Alliance Capital Management Corporation, as General Partner

By:	/s/ Teresa Mccarthy Name: TERESA MCCARTHY Title: VICE PRESIDENT

Alliance Capital Funding LLC By: Alliance Capital Management L.P., as Sub-advisor By: Alliance Capital Management Corporation, as General Partner

By:	/s/ Teresa Mccarthy Name: TERESA MCCARTHY Title: VICE PRESIDENT

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U.S. BANK, N.A.

By:	/s/ S.W. Choppin Name: S.W. Choppin Title: Senior Vice President

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BNP Paribas

By:	/s/ Dennis Zinkand Name: Dennis Zinkand Title: Director

By:	/s/ Jeffrey Casucci Name: Jeffrey Casucci Title: Vice President

SIGNATURE PAGE